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                                                                  EXHIBIT 21.1
                                                                  SUBSIDIARIES

The following table sets forth the direct and indirect subsidiaries of Noble Drilling Corporation as of February 28, 1995:

SUBSIDIARY NAME                                                                              INCORPORATED OR ORGANIZED IN
- -------------------------------------------------------------------------------------------------------------------------
NN-1 Limited Partnership(1)                                                                                         Texas
Noble Properties, Inc.(2)                                                                                        Oklahoma
Noble Drilling International Inc.(2)                                                                             Delaware
Noble Drilling (U.S.) Inc.(2)                                                                                    Delaware
Noble Drilling Services Inc.(2)                                                                                  Delaware
Noble Production Management Inc.(2)                                                                              Delaware
Noble Drilling (West Africa) Inc.(2)                                                                             Delaware
Noble Offshore Corporation(2)                                                                                    Delaware
Triton Engineering Services Company(2)                                                                              Texas
Noble Drilling (Mexico) Inc.(3)                                                                                  Delaware
Noble (Gulf of Mexico) Inc.(3)                                                                                   Delaware
Mexico Offshore Drilling Services Inc.(3)                                                                        Delaware
Bawden Drilling Inc.(4)                                                                                          Delaware
Noble Drilling (Canada) Ltd.(4)                                                                                   Alberta
Drillhawk Service & Supply Ltd.(4)                                                                                Alberta
Noble Offshore Limited(4)                                                                                         Alberta
372733 Alberta Inc.(4)                                                                                            Alberta
Noble International Limited(4)                                                                             Cayman Islands
Noble Drilling International Ltd.(4)                                                                              Bermuda
Noble Drilling (Europe) Ltd.(4)                                                                                   Bermuda
Noble Holdings Ltd.(4)                                                                                            Bermuda
Interco Oilfield Supply Ltd.(4)                                                                                   Bermuda
International Directional Services Ltd.(4)                                                                        Bermuda
Noble International Services Ltd.(4)                                                                              Bermuda
Resolute Insurance Group Ltd.(4)                                                                                  Bermuda
Bawden Drilling International Ltd.(4)                                                                             Bermuda
Noble Drilling (UK) Limited (4)                                                                                  Scotland
Noble Offshore Services Ltd.(4)                                                                                  Scotland
Noble Engineering Services Ltd.(4)                                                                               Scotland
Noble Services SDN. BHD(4)                                                                                         Brunei
Noble Enterprises Limited(4)                                                                               Cayman Islands
Noble Drilling Limited(4)                                                                                  Cayman Islands
Noble Drilling International Services PTE LTd.(4)                                                               Singapore
Noble Drilling Arabia Ltd.(4)                                                                                Saudi Arabia
Bawden Drilling (Guatemala) Ltd.(4)                                                                               Bermuda
Noble Drilling (West Africa) Ltd.(5)                                                                              Bermuda
Noble Drilling (Nigeria) Ltd.(5)                                                                                  Nigeria
Noble Drilling (Malaysia) SDN. BHD(6)                                                                            Malaysia
Noble Drilling de Venezuela C.A.(4)                                                                             Venezuela





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
Chiles Offshore International, Inc.(7)                                                                           Delaware
Chiles Offshore Africa, Inc.(7)                                                                            Cayman Islands
Chiles Offshore Mexico, Inc.(7)                                                                                  Delaware
Threadneedle Oil Company(8)                                                                                         Texas
Triton International, Inc.(8)                                                                                    Delaware
Triton USA, Inc.(8)                                                                                              Delaware
Triton Tool & Supply, Inc.(8)                                                                                       Texas
Triton Engineering Services Company, S.A.(8)                                                                    Venezuela
Triton Engineering Services Company Limited(8)                                                                    England
Asociacion en Participacion(8)                                                                                     Mexico
Triton International de Mexico, S.A. de C.V.(9)                                                                    Mexico

_______________
(1) General partnership interest owned 50% by Noble Drilling Corporation. Noble Drilling Corporation's sharing percentage in NN-1 Limited Partnership's distributions from operations is generally 90%.

(2)         100% owned by Noble Drilling Corporation.

(3)         Direct or indirect subsidiary of Noble Drilling (U.S.) Inc.

(4)         Direct or indirect subsidiary of Noble Drilling International Inc.

(5)         100% owned by Noble Drilling (West Africa) Inc.

(6)         70% owned indirectly by Noble Drilling International Inc.

(7)         100% owned by Noble Offshore Corporation.

(8)         100% owned by Triton Engineering Services Company.

(9)         100% owned by Triton International, Inc.